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                                                                   EXHIBIT 10.66


                                 DESCRIPTION OF
                       REDUCTION IN FORCE SEVERANCE PLAN
                       ----------------------------------


     In an effort to encourage the retention of key management personnel, the Company has adopted a Reduction in Force Severance Plan, pursuant to which employees at the Director level and above will be eligible to receive Severance payments if their positions are eliminated in fiscal 1997 (other than due to voluntary resignation, death, disability or cause). The size of the Severance payment for each such employee will be based upon position and length of service as follows:


Position                        Length of Service             SEVERANCE Payment
--------                        -----------------             ------------------

Director level                  0-2 years                     12 weeks salary
                                2-5 years                     16 weeks salary
                                over 5 years                  20 weeks salary

Vice President level            0-2 years                     20 weeks salary
and above                       2-5 years                     24 weeks salary
                                over 5 years                  28 weeks salary